                                   CONSENT OF
                               FOLEY & LARDNER LLP

         We hereby consent to the reference to our firm under the caption "Counsel to the Trust" in each statement of additional information contained in Post-Effective Amendment No. 29 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).


                                            /s/ Foley & Lardner LLP
                                            FOLEY & LARDNER LLP


Washington D.C.
February 28, 2005